Exhibit 99.1

OCTOBER 19, 2022 BITNILE HOLDINGS, INC. (NYSE AMERICAN : NILE)

Forward - Looking Statements 1 BITNILE HOLDINGS, INC . This presentation and other written or oral statements made from time to time by representatives of BitNile Holdings, Inc . (the “Company”) contain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 ; as amended . Forward - looking statements reflect the current view about future events . Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward - looking statements . Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook . Forward - looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed . We caution you therefore against relying on any of these forward - looking statements . These risks and uncertainties include those risk factors discussed in Part I, “Item 1 A . Risk Factors” of our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 (the “ 2021 Annual Report”) and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s website ( www . sec . gov ) . Any forward - looking statements are qualified in their entirety by reference to the risk factors discussed in the 2021 Annual Report . Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Important factors that could cause actual results to differ materially from those in the forward looking statements include : a decline in general economic conditions nationally and internationally ; decreased demand for our products and services ; market acceptance of our products ; the ability to protect our intellectual property rights ; impact of any litigation or infringement actions brought against us ; competition from other providers and products ; risks in product development ; inability to raise capital to fund continuing operations ; changes in government regulation ; the ability to complete customer transactions and capital raising transactions . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time . In addition, the forecasts are based entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products .

Future Outlook After the completion of the divestitures and subsequent distributions described on this page, assuming that each occurs as presently planned, there will be four independent public entities, consisting of TurnOnGreen, GIGA, Ault Alliance and BitNile 2 The Company has announced plans to restructure certain of its subsidiaries and distribute its ownership of each affected entity to its stockholders as of the record date for each such transaction » The Giga - tronics Incorporated (“ GIGA ”) and Gresham Worldwide, Inc . (“ GWW ”) business combination has created a company with over 500 global customers and extensive experience within the global defense industry » The Company anticipates that the experienced management team of the new GIGA will be able to capitalize on the newly created synergies and deliver long - term revenue growth for its stockholders » The Company will have a standalone subsidiary, BitNile, Inc . (“ BitNile ”), and will continue to trade under the symbol NILE » As recently announced, BitNile is actively developing a global platform dedicated to facilitating the global transfer of goods and services with Bitcoin as the backbone of the exchange » BitNile management believes in the long - term viability of Bitcoin as a global currency that provides a means for anyone in the world to transact with one another » Ault Alliance, Inc . (“ Ault Alliance ”), a diversified holding company will continue to focus on Bitcoin mining, data center operations, commercial lending, activist investing, oil exploration, hotel operations, commercial real estate holdings, medical/biopharma, textile, and karaoke audio equipment » Ault Alliance intends to become a public reporting company in the first half of 2023 » Imperalis Holding Corp . , to be renamed TurnOnGreen , Inc . (“ TurnOnGreen ”) continues to focus on electric vehicle charging and power solutions and is better situated to operate as an independent public company » The Company’s ownership of common stock and warrants to purchase shares of common stock of TurnOnGreen is anticipated to be distributed to its stockholders and TurnOnGreen intends to pursue an uplisting to the NASDAQ as soon as practicable

TurnOnGreen Divestiture » This transaction has created a separate, publicly traded EV charging and power solutions company » The Company eliminated intercompany accounts and TurnOnGreen issued the Company 25 , 000 shares of Series A Preferred Stock, with each such share having a stated value of $ 1 , 000 and an aggregate liquidation preference of $ 25 mm » The Company will assist TurnOnGreen in pursuing an uplisting to the Nasdaq Capital Market » TurnOnGreen filed an S - 1 registration statement (the “ Form S - 1 ”) with the Securities and Exchange Commission (“ SEC ”) on October 14 , 2022 » The Form S - 1 registers 140 , 000 , 000 shares of TurnOnGreen common stock and warrants to purchase another 140 , 000 , 000 million shares of TurnOnGreen stock held by the Company for distribution to the Company’s stockholders » The Company expects to set a record date in the coming months, subject to the SEC’s declaration of effectiveness of the Form S - 1 3 TurnOnGreen completed the reverse acquisition creating a publicly traded EV Charging & Power Solutions Company Record Date (TBD) The Company Stockholders to receive: 140,000,000 Shares 140,000,000 Warrants* *Warrants to become publicly traded at a later date subject to regulatory approval and compliance with US securities laws

GIGA Divestiture 4 The recent completion of the business combination between GWW & GIGA has created a well - situated and diverse defense company with experienced management and a deep customer base 69.4% Pre - Merger GIGA Stockholders & Management 30.6% » The Company currently owns 2 , 920 , 085 shares of common stock and 514 . 8 shares of Preferred Stock that are convertible into 3 , 960 , 043 shares of common stock of GIGA , or 6 , 880 , 128 shares of common stock on an as converted basis » All 6 , 880 , 128 shares of common stock owned by the Company will be distributed to its stockholders based upon a record date that will be set as soon as reasonably practicable » Ault Lending, LLC, formerly Digital Power Lending, LLC (“ Ault Lending ”) , will still hold preferred shares of GIGA post distribution of common shares » GIGA is actively pursuing an uplisting to the NASDAQ and hopes to achieve this goal in early 2023 GIGA Customer Base:

Ault Alliance Divestiture » Ault Alliance will continue to focus on the long - term growth of its operating subsidiaries & investees that participate in Bitcoin mining, data center operations, commercial lending, activist investing, oil exploration, hotel operations, commercial real estate holdings, textiles, medical/biopharma, and karaoke audio equipment » Additionally, Ault Alliance, through Ault Lending and other entities, will continue to explore special situations with companies in unique situations » Given the current macro - environment, Ault Alliance expects distressed opportunities to be abundant within the next 18 - 36 months » Using Ault Lending as its foundation, Ault Alliance remains committed to nurturing the growth of its operating subsidiaries and any new investments in the years to come » The structure of the distribution of Ault Alliance to stockholders is still being developed and is anticipated to be finalized in the first half of 2023 5 The Company plans to divest all its ownership of Ault Alliance through a dividend to stockholders Sample Operating Subsidiaries & Investments

BitNile & The Bitcoin Marketplace  » BitNile intends for the Marketplace to be a super - app, widely considered as a mobile or web application that can provide multiple services, including payment and financial transaction processing » Driven by Bitcoin and blockchain technology, BitNile believes the Marketplace can provide lower transaction fees, reduced complexity, and added security within a brand - new global e - commerce platform » With its planned advanced buyer and seller functionality, third - party integrations, and enhanced security through a comprehensive buyer and seller pre - verification program, the Marketplace intends to provide a flexible, functional, and broad e - commerce experience to its users » BitNile believes that this Marketplace will serve as a one - stop - shop platform that enables global transactions on a trusted, secure and verifiable network 6 The Bitcoin Marketplace (the “Marketplace ”) , planned for release in the first half of 2023 , will be a multi - vendor e - commerce platform supporting a wide array of business sectors, including retail, real estate, commodities, and other consumer driven offerings